UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1995 Stock Plan Amendment

The Board of Directors of Yahoo! Inc. (the “Company”) previously adopted an amended and restated version of the Yahoo! Inc. 1995 Stock Plan (the “Amended 1995 Plan”), subject to approval of the amendments by the Company’s shareholders. At the Company’s annual meeting of shareholders (the “Annual Meeting”) held July 12, 2012, the Company’s shareholders approved the Amended 1995 Plan. Among other things, the Amended 1995 Plan provides for an adjustment to be made to outstanding stock options, restricted stock units and other awards granted under the plan in the event that the Company determines in the future to pay an extraordinary cash dividend on its common stock.

A copy of the Amended 1995 Plan is filed as an exhibit to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On July 12, 2012, the Company held its Annual Meeting. At the Annual Meeting, shareholders elected each director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alfred J. Amoroso	766,139,537	69,441,483	1,042,686	160,673,973
John D. Hayes	765,397,636	70,150,691	1,075,379	160,673,973
Susan M. James	811,971,003	23,617,547	1,035,156	160,673,973
David W. Kenny	765,355,121	70,232,187	1,036,398	160,673,973
Peter Liguori	762,145,176	73,401,303	1,077,227	160,673,973
Daniel S. Loeb	725,428,062	69,141,784	42,053,860	160,673,973
Thomas J. McInerney	829,653,914	5,928,305	1,041,487	160,673,973
Brad D. Smith	763,651,623	71,895,184	1,076,899	160,673,973
Maynard G. Webb, Jr.	827,108,359	8,436,529	1,078,818	160,673,973
Harry J. Wilson	780,471,355	9,386,762	46,765,589	160,673,973
Michael J. Wolf	789,174,349	5,283,098	42,166,259	160,673,973

At the Annual Meeting, shareholders voted as follows on the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on June 4, 2012:

•	Advisory vote to approve executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
417,182,010	415,029,210	4,412,386	160,673,973

•	Proposal to amend the Company’s 1995 Stock Plan. The Amended 1995 Plan is filed as an exhibit to this report.

Votes For	Votes Against	Abstentions	Broker Non-Votes
802,973,745	32,260,356	1,387,538	160,676,040

•	Proposal to amend the Company’s 1996 Directors’ Stock Plan. The 1996 Directors’ Stock Plan, as amended, is filed as an exhibit to this report.

Votes For	Votes Against	Abstentions	Broker Non-Votes
800,146,493	32,477,310	3,997,836	160,676,040

•	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
976,616,039	17,800,097	2,881,543	0

All vote counts above have been rounded to the nearest whole share.

Information regarding the settlement of a proxy contest initiated by certain shareholders with respect to the election of directors at the Annual Meeting was included in Item 1.01 of the Company’s current report on Form 8-K filed May 14, 2012 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Yahoo! Inc. 1995 Stock Plan.

10.2	Yahoo! Inc. 1996 Directors’ Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Ronald Bell
	Name:	Ronald Bell
	Title:	Interim General Counsel and Secretary

Date: July 13, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Yahoo! Inc. 1995 Stock Plan.

10.2	Yahoo! Inc. 1996 Directors’ Stock Plan.